UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 15, 2010
Date of Report (date of earliest event reported)
PCTEL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
471 Brighton Drive
Bloomingdale, Illinois 60108
(Address of Principal Executive Offices, including Zip Code)
(630) 372-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 15, 2010, PCTEL, Inc. (PCTEL) held its Annual Meeting of Shareholders at which a quorum was present. The table below sets forth the number of votes cast for and against, as well as the number of abstentions and broker non-votes, for each matter voted at that meeting, as certified by the independent inspector of elections.

			ABSTAIN, WITHHELD AND
	FOR	AGAINST	BROKER NON-VOTES

1. Election of Directors Richard C. Alberding	13,853,084	*	1,333,358
Carl A. Thomsen	12,483,483	*	2,702,959

2. Increase Number of Shares Available For Grant	9,865,411	5,270,231	2,012,075

3. Ratification Grant Thornton LLP as Independent registered Public Accounting Firm	17,132,205	15,113	399

*	Not applicable
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibit is being filed as part of this Report on Form 8-K:
10.72     Form of Amended and Restated 1997 Stock Plan
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCTEL, Inc.
	By:	/s/ John W. Schoen
Date: June 21, 2010		John W. Schoen, Chief Financial Officer